                                                                   EXHIBIT 10.79

                              SECOND AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                             OF KILROY REALTY, L.P.
                             ----------------------


     This Second Amendment to Fourth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P. (this "Second Amendment") is entered into as
                                          ----------------
of December 30, 1999, by and between Kilroy Realty Corporation, a Maryland corporation ("General Partner"), Kilroy Realty, L.P., a Delaware limited
              ---------------
partnership (the "Partnership"), and Montebello Realty Corp., a Delaware
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corporation (the "Series D Preferred Partner").
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                                    Recitals
                                    --------

     Whereas, the signatories hereto desire to amend that certain Fourth Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 24, 1998, as supplemented by that First Supplement, dated January 6, 1999; Second Supplement dated February 22, 1999; Third Supplement dated March 9, 1999, Fourth Supplement dated March 31, 1999; and Fifth Supplement, dated March 26, 1999, and as amended by a First Amendment to Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of December 9, 1999 (the "First Amendment" and collectively, the "Agreement"). Capitalized
           ---------------                         ---------
terms used herein but not defined herein having the definitions therefor set forth in the Agreement; and

     Whereas, as of December 9, 1999, the Series D Preferred Partner contributed $39,000,000 to the Partnership in exchange for the issuance by the Partnership to the Series D Preferred Partner of 780,000 9 1/4% Series D Cumulative Redeemable Preferred Units of the Partnership. In connection therewith, the Series D Preferred Partner was admitted to the Partnership, effective as of December 9, 1999 as an Additional Limited Partner; and

     Whereas, as of the date hereof, the Series D Preferred Partner has made an additional contribution to the Partnership in the sum of $6,000,000 in exchange for the issuance by the Partnership to the Series D Preferred Partner of an additional 120,000 Series D Preferred Units;

     Now, therefore, in consideration of the foregoing, of the mutual promises set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to continue the Partnership and amend the Agreement as follows:

     1.  Background.  As of the date hereof, the Series D Preferred Partner has
         ----------
contributed $6,000,000 to the Partnership in exchange for the issuance to the Series D Preferred Partner of 120,000 Series D Preferred Units (as defined in the Agreement, as amended hereby). As of the date hereof, the Series D Preferred Partner is the holder of a total of 900,000 Series D Preferred Units and by execution of this Second Amendment the Series D Preferred Partner has agreed to be bound by all of the terms and conditions of the Agreement, as amended hereby.
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     2.  Definition.  Section 1.1 of the Agreement, as amended by that First
         ----------
Amendment, is hereby amended by the deletion of the definition of Series D Contributor in its entirety and its replacement with the following:

     "Series D Contributor" means Montebello Realty Corp., a Delaware
      --------------------
corporation, as a party to that certain Contribution Agreement, dated as of December 9, 1999, and that certain Contribution Agreement, dated as of December 30, 1999, and any Affiliate to which the Series D Preferred Units may be assigned in accordance with this Agreement.

     3.  Amendment to Article 19.   The second sentence of  Section 19.2 is
         -----------------------
hereby deleted in its entirety and replaced with the following:

     "The number of Series D Preferred Units shall be 900,000."

     4.  Exhibit A.  The Agreement is hereby amended by adding to Exhibit A of
         ---------
said Agreement the addendum to Exhibit A attached hereto and made a part hereof, so that all references to "Exhibit A" in the Agreement shall be deemed to be references to Exhibit A which shall include the addendum to Exhibit A attached hereto.

     5.  Full Force and Effect.  Except as amended by the provisions hereof, the
         ---------------------
Agreement, as previously amended, shall remain in full force and effect in accordance with its terms and is hereby ratified, confirmed and reaffirmed by the undersigned for all purposes and in all respects.

     6.  Binding.  This Second Amendment shall be binding upon and shall inure
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to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

     7.   Governing Law.  This Second Amendment shall be interpreted and
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enforced according to the laws of the State of Delaware.

     8.   Counterparts.  This Second Amendment may be executed in counterparts,
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all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.


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                                       2
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          IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the date first written above.

                              GENERAL PARTNER
                              ---------------

                              KILROY REALTY CORPORATION,
                              a Maryland corporation


                              By: /s/ TYLER H. ROSE
                                  ------------------------------------
                                  Tyler H. Rose
                                  Senior Vice President and Treasurer





                        (Space left intentionally blank)
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                              SERIES D PREFERRED PARTNER
                              --------------------------

                              MONTEBELLO REALTY CORP., a Delaware corporation


                              By: /s/ ROSALIE GOLDBERG
                                 ______________________________________
                                  Name: ROSALIE GOLDBERG
                                  Title: AUTHORIZED SIGNATORY
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                                  ADDENDUM TO
                                   EXHIBIT A


                                Preference
Name and Address of Partner:    Units
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Montebello Realty Corp.         120,000
800 Scudder's Mill Road
Special Investments, Area 2-G
Plainsboro, NJ 08536


TOTAL                           120,000